UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): August 30, 2002

GEOCOM RESOURCES, INC. (Exact name of registrant as specified in its charter)
NEVADA (State or other jurisdiction of incorporation)	333-62482 (Commission File Number)	98-0349734 (IRS Employer Identification No.)
1030 West Georgia Street Suite 1208 Vancouver, B.C., Canada (Address of principal executive offices)		V6E 2Y3 (Zip/Postal Code)
Registrant's telephone number, including area code: (604) 662-7900
N/A (Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.

Not applicable.

Item 2. Acquisition or Disposition of Assets.

Not applicable.

Item 3. Bankruptcy or Receivership.

Not applicable

Item 4. Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5. Other Events and Regulation FD Disclosure.

On August 16, 2002, the Company's Board of Directors declared a stock dividend. The record date for the dividend is September 2, 2002 with delivery of the stock dividend certificates by September 5, 2002. The Company will issue three (3) additional shares of common stock for each one share outstanding. Prior to the dividend there are 7,000,000 shares of common stock issued and outstanding. Immediately following the dividend there will be 28,000,000 shares of common stock issued and outstanding.

Item 6. Resignations of Registrant's Directors.

Not applicable.

Item 7. Financial Statements and Exhibits.

  Financial Statements of Business Acquired.

  Not applicable

  Pro forma Financial Information.

  Not applicable.

  Exhibits.

There is attached hereto the following exhibits:

None.

Item 8. Change in Fiscal Year.

Not applicable.

Item 9. Regulation FD Disclosure.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2002

GEOCOM RESOURCES INC.

/s/ Andrew B. Stewart
_______________________________
By: Andrew B. Stewart, Secretary